EX10.29B
EXECUTION COPY
OMNIBUS AMENDMENT NO. 2
This OMNIBUS AMENDMENT NO. 2 (this “Amendment”), is made and entered into as of August 28, 2024, by and among:
Coöperatieve Rabobank U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”), as buyer (“Buyer”);
CHS Inc., a Minnesota corporation (“CHS”), CHS Capital, LLC, a Minnesota limited liability company (“CHS Capital”), as sellers (each, a “Seller” and, collectively, the “Sellers”);
CHS, as agent for the Sellers (in such capacity, “Seller Agent”); and
solely for purposes of Section 7.3 hereof, CHS, as guarantor (“Guarantor”);
and is (i) the second amendment to the Framework Agreement (as defined below), (ii) the first amendment to the CHS MRA (as defined below) and (iii) the first amendment to the CHS Capital MRA (as defined below).
RECITALS
WHEREAS, the Buyer, Sellers and Seller Agent have entered into that certain Master Framework Agreement, dated as of July 11, 2023 (as amended or otherwise modified from time to time prior to the date hereof, the “Framework Agreement”);
WHEREAS, pursuant to and in accordance with Section 10.5 of the Framework Agreement, the Buyer, Sellers and Seller Agent desire to amend the Framework Agreement as provided herein;
WHEREAS, Rabobank, as buyer, and CHS, as seller, have entered into that certain 1996 SIFMA Master Repurchase Agreement, dated as of July 11, 2023 (as amended or otherwise modified from time to time prior to the date hereof, the “CHS MRA”);
WHEREAS, pursuant to and in accordance with Section 17 of the CHS MRA, Rabobank and CHS desire to amend the CHS MRA as provided herein;
WHEREAS, Rabobank, as buyer, and CHS Capital, as seller, have entered into that certain 1996 SIFMA Master Repurchase Agreement, dated as of July 11, 2023 (as amended or otherwise modified from time to time prior to the date hereof, the “CHS Capital MRA”);
WHEREAS, pursuant to and in accordance with Section 17 of the CHS Capital MRA, Rabobank and CHS Capital desire to amend the CHS Capital MRA as provided herein; and
WHEREAS, Guarantor entered into the Guaranty in favor of the Buyer pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by each Seller under the Transaction Agreements.

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AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties and, solely for purposes of Section 7.3 hereof, Guarantor agree as follows:
1.Interpretation.
1.1.Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).
1.2.Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.
2.Amendment to the Framework Agreement. The Buyer, Sellers and Seller Agent hereby agree that the definition of “Scheduled Facility Expiration Date” in Schedule I to the Framework Agreement is hereby amended and restated in its entirety to read as follows:
““Scheduled Facility Expiration Date” means August 27, 2025.”.
3.Amendment to the CHS MRA. Rabobank and CHS hereby agree that Section 2(b)(iii) of Annex I to the CHS MRA is hereby amended and restated in its entirety to read as follows:
“(iii)    “Pricing Rate” means, the per annum percentage rate for determination of the Price Differential, determined for each Transaction (unless otherwise specified in the Confirmation) as being equal to the sum of (A) Term SOFR as of the applicable Purchase Date plus (B) (x) if the average Buyer Balance for the three (3) most recent Transaction Periods (including the current Transaction Period) is greater than or equal to 75% of the Funding Limit, 0.75%, (y) if the average Buyer Balance for the three (3) most recent Transaction Periods (including the current Transaction Period) is less than 75% but greater than or equal to 50% of the Funding Limit, 0.80%, and (z) if the average Buyer Balance for the three (3) most recent Transaction Periods (including the current Transaction Period) is less than 50% of the Funding Limit, 0.85%, plus (C) solely after the occurrence and during the continuance of an Event of Default, 2.00%;”
4.Amendment to the CHS Capital MRA. Rabobank and CHS Capital hereby agree that Section 2(b)(iii) of Annex I to the CHS Capital MRA is hereby amended and restated in its entirety to read as follows:
“(iii)    “Pricing Rate” means, the per annum percentage rate for determination of the Price Differential, determined for each Transaction (unless otherwise specified in the Confirmation) as being equal to the sum of (A) Term SOFR as of the applicable Purchase Date plus (B) (x) if the average Buyer Balance for the three (3) most recent Transaction Periods (including the current Transaction Period) is greater than or equal to 75% of the Funding Limit, 0.75%, (y) if the average Buyer Balance for the three (3) most recent Transaction Periods (including the current Transaction Period) is less than 75% but greater than or equal to 50% of the Funding Limit, 0.80%, and (z) if the average Buyer Balance for the three (3) most recent Transaction Periods (including the current Transaction Period) is less than 50% of the Funding

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Limit, 0.85%, plus (C) solely after the occurrence and during the continuance of an Event of Default, 2.00%;”
5.Conditions to Effectiveness.
This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Buyer of:
(a)    executed counterparts of this Amendment; duly executed and delivered by each party hereto;
(b)    a copy of the resolutions or unanimous written consent, as applicable, of the board of directors or board of managers, as the case may be, of each Seller, the Seller Agent and the Guarantor required to authorize the execution, delivery and performance by it of this Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person;
(c)    a certificate issued by the Secretary of State of the applicable state or organization as to the legal existence and good standing of each Seller, the Seller Agent and the Guarantor;
(d)    a certificate of the Secretary or Assistant Secretary of each Seller, the Seller Agent and the Guarantor certifying attached copies of the organizational documents of such Person and all documents evidencing necessary limited liability company or corporate action (as the case may be) to be taken by and governmental approvals, if any, to be obtained by such Person with respect to this Amendment and the names and true signatures of the incumbent officers of such Person authorized to sign this Amendment or any of the other Transaction Agreements, as applicable, and any other documents to be delivered by it hereunder or thereunder or in connection herewith or therewith;
(e)    favorable opinions of legal counsel to the Sellers, the Seller Agent and the Guarantor, including legal opinions as to general organizational matters, enforceability and no conflicts with laws;
(f)    the Buyer (after giving effect to this Amendment) shall have received all fees payable as of the Effective Date, as applicable, pursuant to the Framework Agreement and other Transaction Agreements; and
(g)    evidence that the fees and expenses of Mayer Brown LLP, counsel to the Buyer, have been paid in full in cash.
6.Representations, Warranties and Undertakings.
6.1.Sellers. Each Seller hereby represents and warrants to the Buyer as of the date hereof (or, to the extent expressly relating to a specific prior date, as of such prior date) and after giving effect to this Amendment, each of the representations and warranties of such Seller set forth in the Framework Agreement, CHS MRA, CHS Capital MRA and each other Transaction Agreement to which such Seller is a party are true and correct in all material respects, and such representations and warranties shall be deemed to include this Amendment. Each Seller further represents that it has complied with all covenants and agreements applicable to it under the

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Framework Agreement, CHS MRA, CHS Capital MRA and each of the other Transaction Agreements to which it is a party. Each Seller further represents and warrants that no Event of Default or Potential Event of Default has occurred and is continuing or would result from such Seller’s entry into this Amendment.
7.Miscellaneous.
7.1.Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 7.1.
7.2.Ratification. Each of the other Transaction Agreements remains in full force and effect. The parties hereto hereby acknowledge and agree that, effective from and after the Effective Date, all references to the Framework Agreement, CHS MRA or CHS Capital MRA in any other Transaction Agreement shall be deemed to be references to the Framework Agreement, CHS MRA or CHS Capital MRA, in each case, as amended hereby, and any amendment in this Amendment of a defined term in the Framework Agreement, CHS MRA or CHS Capital MRA shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement, CHS MRA or CHS Capital MRA, as applicable.
7.3.Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges the parties’ entry into this Amendment and consents to the terms and conditions hereof, it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations (as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement, CHS MRA or CHS Capital MRA shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement, CHS MRA or CHS Capital MRA, as applicable.
7.4.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
7.5.Expenses. All reasonable legal fees and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Sellers promptly on demand.
7.6.Transaction Agreement. This Amendment shall constitute a Transaction Agreement.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
Buyer:
Coöperatieve Rabobank U.A., New York Branch
By:
 Name:
Title:

By:
 Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Omnibus Amendment No. 2]
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Seller and Seller Agent:
CHS Inc.

By:
 Name:
Title:

Seller:
CHS Capital, LLC

By:
 Name:
Title:
[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Omnibus Amendment No. 2]
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Solely for purposes of Section 7.3 hereof:

Guarantor:

CHS Inc.
By:
Name:
Title:

[Signature Page to Omnibus Amendment No. 2]
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